UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 16, 2014

ATHERONOVA INC.

(Exact name of registrant as specified in charter)

Delaware

(State or other Jurisdiction of Incorporation or Organization)

000-52315 (Commission File Number)		20-1915083 (IRS Employer Identification No.)
2301 Dupont Drive, Suite 525 Irvine, CA 92612 (Address of Principal Executive Offices and zip code)

(949) 476-1100

(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 16, 2014, AtheroNova Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at which three proposals were presented to the Company’s stockholders for consideration. The three matters presented were (1) the election of eight directors to hold office until the 2015 annual meeting of stockholders and until their respective successors have been elected, (2) the authorization of the Company’s board of directors to effectuate, in its discretion, an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate a reverse stock split of no less than 1-for-5 and no greater than 1-for-10 at any time before December 31, 2014, with special treatment for certain stockholders to preserve round lot holders, and (3) a proposal to ratify the appointment of Weinberg & Company, P.A. as the Company’s independent auditors for the year ending December 31, 2014. These proposals were described in detail in the Company’s definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on March 25, 2014. The numbers below indicate the shares voted before effectuating a reverse stock split.

(1)	Election of the directors of the Company:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Thomas W. Gardner	23,740,600	260,400	14,055	6,586,188
Alexander Polinsky	23,936,250	63,750	15,055	6,586,188
Boris Ratiner, M.D.	23,937,100	62,900	15,055	6,586,188
Chaim Davis	23,783,900	216,100	15,055	6,586,188
Gary Freeman	23,979,900	20,100	15,055	6,586,188
Paul DiPerna	23,980,000	20,100	14,955	6,586,188
Johan (Thijs) M. Spoor	23,979,900	20,100	15,055	6,586,188
Fred Knoll	23,942,200	57,900	14,955	6,586,188

(2)

Approval of an Amendment to the Amended and Restated Certificate of Incorporation: The proposal to authorize the Company’s board of directors to effectuate, in its discretion, an amendment to the Company’s Amended and Restated Certificate of Incorporation to effectuate a reverse stock split of no less than 1-for-5 and no greater than 1-for-10 at any time before December 31, 2014, with special treatment for certain stockholders to preserve round lot holders:

FOR	AGAINST	ABSTAIN
29,228,693	1,364,783	7,767

(3)

Ratification of Appointment of Independent Registered Public Accounting Firm: The proposal to ratify the appointment of Weinberg & Company, P.A. as the Company’s independent registered public accounting firm for the year ending December 31, 2013 was approved by the stockholders by the following vote:

FOR	AGAINST	ABSTAIN
30,584,835	2,433	13,975

Item 8.01.	Other Events

On April 22, 2014, the Company amended its Certificate of Incorporation to effectuate a 1-for-10 reverse stock split and issued a press release titled “AtheroNova 1-for-10 Reverse Stock Split Effective.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press release issued April 22, 2014 titled “AtheroNova 1-for-10 Reverse Stock Split Effective.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AtheroNova Inc.

Date: April 22, 2014	By:	/s/ Mark Selawski
Mark Selawski
Chief Financial Officer & Secretary

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